UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-21761

                             Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

141 West Jackson Boulevard

Suite 2150

                                         Chicago, IL 60604

(Address of principal executive offices) (Zip code)

Kevin Keeley

141 West Jackson Boulevard

Suite 2150

                             Chicago, IL 60604

(Name and address of agent for service)

Registrant’s telephone number, including area code:  312-786-5000

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

Annual Report

September 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.keeleyfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@keeleyteton.com.

KEELEY FUNDS

(Unaudited)

	Class A Shares						Class I Shares
	Average Annual Returns – September 30, 2019 (a)(b)						Average Annual Returns – September 30, 2019 (a)
	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements	1 Year	5 Year	10 Year	Since Inception	Gross Expense Ratio	Expense Ratio after Adviser Reimbursements
KEELEY Small Cap Dividend Value	(9.90)%	5.07%	—	10.09%	1.45%	1.29%	(5.42)%	6.32%	—	10.89%	1.23%	1.04%
KEELEY Small-Mid Cap Value	(8.45)	4.25	10.00	6.49	1.53	1.40	(3.87)	5.49	10.78	7.17	1.28	1.15
KEELEY Mid Cap Dividend Value	(5.89)	7.14	—	12.76	1.38	1.21	(1.24)	8.40	—	13.68	1.13	0.96

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of a Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. The prospectuses contain expense reimbursement information and should be read carefully before investing.

(b)	Includes the effect of the maximum 4.50% sales charge at the beginning of the period.

Inception Dates
	Class A Shares	Class I Shares
KEELEY Small Cap Dividend Value	12/01/09	12/01/09
KEELEY Small-Mid Cap Value	08/15/07	08/15/07
KEELEY Mid Cap Dividend Value	10/03/11	10/03/11

The KEELEY Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.keeleyfunds.com by calling the Funds at 800-422-3554. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

Each Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to portfolio securities are available without charge, upon request, by (i) calling 800-422-3554; (ii) writing to The KEELEY Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

Performance Discussion (Unaudited)

Small Cap Dividend Value Fund

To Our Shareholders,

Sometimes the stock market makes a lot of sense, but many times it does not. If we told you that economic growth was slowing around the world, the U.S. was in a disruptive trade war with China and others, tensions were rising in the Middle East, and the House of Representatives had opened an investigation into the impeachment of the President, would you guess that the market (as measured by the S&P 500 Index) was near all-time highs? That is the situation today and we are near highs.

While that is a little curious, it is not unusual for the market to climb the proverbial “Wall of Worry.” Our experience is that there is always something to worry about. The list today seems longer than it was in the past. Things have a way of working out and the underlying trend of growth in the economy (boosted a little by financial engineering) is a powerful tailwind for stock market values.

The internals, however, usually do make sense. By this, we mean that it is not hard to explain past performance. In retrospect, we can often explain why growth did well, or small-cap stocks outperformed large-cap stocks. The action over the last couple years, however, is a bit puzzling to us. Last year, we were optimistic that small-and mid-cap stocks would outperform large-cap stocks and that value would finally lead growth. Valuations were extremely attractive. Furthermore, rates were rising, and the U.S. economy looked better than the international economies.

In a period when the domestic economy outperforms the international economy, one would think that stocks more levered to the US would outperform. When we look at the size-style components of the market (large-cap growth, mid-cap value, small-cap, etc.), we find that large-cap stocks derive 39% of their revenue from international sales. This compares with 25% for mid-cap stocks and 17% for small-cap stocks. In every size category, the growth indices have higher percentages of sales coming from outside the US than do the value indices. The range of international revenues is 43% for large-cap growth at the high-end and 15% for small-cap value at the low-end.

While this all makes sense, it is not how it played out over the last year. Over the fiscal year ended September 30, 2019, large-cap stocks beat mid-cap stocks by a little and small-cap stocks by a lot. Value outperformed in large-cap and small-cap stocks, but growth performed better than value for mid-cap stocks.

If we go further back to when the Trump administration first proposed tariffs on steel imports on March 1, 2018, the picture makes even less sense. From that time, large-cap growth has been the best-performing size-style group with an 18.0% total return. This compares with 12.4% for the Russell Midcap Index and 3.3% for the Russell 2000 Index. The Index with the least foreign sales exposure (Russell 2000 Value Index) is up only 2.3% while the one with the most exposure (Russell Top 200 Growth) is up 18.0%?

We theorized that the fall in interest rates over the last year might be a significant contributor to the lagging performance of small-cap stocks relative to large-cap stocks, but the numbers do not support that hypothesis. The Russell 2000 Index has a higher percentage of Financials than the Russell Top 200 and the weighting is skewed toward banks and other lenders which make more money when rates are higher. Those sectors lagged the market across all capitalization levels. But the Russell 2000 Index also has higher weights in the Utilities and Real Estate sectors, two sectors that benefit from falling rates. The real reason that large-cap stocks outperformed small-cap stocks was because the Russell Top 200 outperformed the Russell 2000 Index in every sector.

This is highly unusual, and it is hard to know exactly why this happened. You can point to drivers in specific sectors, such as Financials as we discussed above. But this does not account for most of the difference. When it is across all sectors, it speaks to something more systemic. It could be that the market is discounting a recession. Small cap stocks tend to be more economically sensitive. It could also be a momentum and money flow story.

The point is that it is hard to understand and even harder to predict these big swings. That is why we focus on individual stocks rather than making sector or factor “bets”. Embedded in our dividend strategies is a quality bias and a tilt toward lower volatility. Our process also generally tilts against momentum. These tend to be enduring characteristics rather than transient “positioning.”

When we write this letter next year, we will be in the latter stages of the Presidential campaign. So, what does that mean for the market?

From a historical perspective, election years have been a little less fruitful for the markets than other years. While the S&P 500 Index has risen in seventeen of the twenty election years since 1939 (85%), it has gained in 77% of all years since 1939. The compound return, however is only a little over 8% vs. almost 11% for all years.

The size-style data is more interesting, but limited because those indices have only been around since the late-seventies, so we only have ten data points. The data, albeit limited, appears promising for small- and mid-cap stocks and for value stocks. In the years of the last ten elections (including 1980), the Russell 2000 and Russell Midcap Indices have outperformed the Russell Top 200 in eight and seven years, respectively. For value stocks, the record is even more impressive. Value has outperformed growth in six of the eight elections since 1988 for large-cap, eight of the eight elections since 1988 for mid-cap, and nine of the ten elections since 1980 for the Russell 2000 Index.

As for this specific election, it is tough to draw conclusions at this point. The only thing we can really be certain of is that voters will have clear choices. The political parties are so far apart at this juncture as to almost guarantee that outcome, but the actual names on the ballots are not yet written in ink. The Republican side looks more certain, but it is difficult to know exactly how the impeachment inquiry will play out. The Democrats have a more open field.

At some point over the next year, Wall Street strategists will start to create Red and Blue portfolio recommendations. This is pretty treacherous. A September 20, 2016 report from Deutsche Bank that we dug up proposed two 15-stock portfolios, one that would benefit under a win by Democrats and the other designed to thrive under a Republican victory. Since the election, the Republican portfolio has lagged the S&P 500, 32% vs 39%. It fared worse than the Democratic portfolio which was up 50%. The timeframe for their recommendations may have been shorter term in nature and the Republican portfolio did outperform the S&P

500 Index through year-end 2016, 7.6% vs. 4.6%. The Democratic portfolio, however, did even better with a 10.3% return. Across sectors, it is worth noting that the two sectors that performed best between election day and the end of 2016 were Financials and Energy and they have both lagged since then and Energy has been the worst by far. All this goes to show how hard it is to make the big calls.

Performance Review

We are pleased to report that the KEELEY Small Cap Dividend Value Fund outperformed its benchmark, the Russell 2000 Value Index, over the last year. The NAV for the Fund’s Class I shares declined 5.42% compared with an 8.24% decline for the benchmark.

When we disaggregate the performance of the Fund into the impact from Sector Allocation decisions and Stock Selection decisions, we find that both components contributed positively over the last year, although Stock Selection had a much bigger impact.

Most of the positive Sector Allocation impact came from a slight overweight in Real Estate (the third best performing sector behind Utilities and Information Technology) and a slight underweight in the poorly-performing Energy sector.

The Stock Selection impact was spread across several sectors. The Fund’s holdings materially outperformed those of the Index in five sectors, lagged in three sectors, and were a push in the rest. The Fund saw the biggest benefit from Stock Selection in Health Care, Real Estate, Energy, Consumer Discretionary, and Communication Services. Industrials, Financials, and Information Technology detracted from the Fund’s performance.

•

For the last several years, the Fund has held very few health care stocks. For the most part, it has held only Ensign Group and Chemed. Last fiscal year, they were up 27% and 33%, respectively. This strong performance compares with the 34% decline in the health care stocks within the Russell 2000 Value Index.

•

This past year has been a good one for Real Estate Investment Trusts (REITs) as declining interest rates boosted investor interest in the group. The Fund did very well with its holdings as four of the ten stocks it held during the year advanced more than 20%. This was much better than the 7% increase for the Real Estate sector within the benchmark.

•

Within the Energy sector, the good news is that all the Fund’s holdings outperformed the Energy sector. The bad news is that the sector benchmark was down 50% and we only outperformed by 12 percentage points. Sometimes you win by losing less and this was one of those times.

•

Consumer Discretionary was another challenging sector. The Fund’s holdings declined less and outperformed the overall benchmark. These results were driven mostly by strength in RV maker Winnebago and apparel company Kontoor Brands, several other also stocks contributed to a lesser degree.

•

The Communication Services sector was like Consumer Discretionary sector, the Fund did better than the Index in a very difficult sector. This was entirely driven by strength in television broadcasting company Nexstar Media and was partly offset by weakness in radio broadcasting company Entercom Communications.

•

The Fund’s struggles in Industrials sector were broad-based as earnings disappointments at Altra Industrial Motion, Astec Industries, Granite Construction, and Matthews International drove 30% plus declines in their stock prices. This was worse than the 9% decline for the sector.

•

Falling interest rates led investors to become more concerned about the earnings outlook for many of the asset-sensitive banks the Fund held during the year. Declines at the Bank of N.T. Butterfield, Berkshire Hills Bancorp, and Wintrust Financial had the biggest impact on the Fund.

•

Information Technology was the second-best performing sector in the Russell 2000 Value Index during the fiscal year and the Fund’s holdings did not keep up. Strong performances by the stocks of Cypress Semiconductor (the Fund’s biggest contributor) and KBR were offset by declines at Plantronics and TiVo.

We are pleased at our results in protecting against some of the downside in the worst performing sectors.

In conclusion, thank you for investing alongside us in the Fund. We are pleased with the recent results and excited about the outlook for small-cap stocks over the next several years.

Average Annual Returns Through September 30, 2019 (a) (Unaudited)
	1 Year	5 Year	Since Inception (12/01/09)
Small Cap Dividend Value Fund Class A	(9.90)%	5.07%	10.09%
Russell 2000 Value Index	(8.24)	7.17	10.49

In the current prospectuses dated January 28, 2019, and supplemented April 15, 2019 and June 7, 2019, the proforma expense ratio for Class A Shares is 1.42%, and the net expense ratio is 1.31% after contractual reimbursements by Keeley-Teton Advisors, Inc. (the Adviser). See page 21 for the expense ratios for the year ended September 30, 2019. Class A Shares have a maximum sales charge of 4.50%, which is included in the figures.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell 2000 Value Index ® is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity market universe and includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index that measures the performance of the smallest 2,000 companies by market capitalization of the Russell 3000® Index. Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALLCAP DIVIDEND VALUE FUND

CLASS A AND THE RUSSELL 2000 VALUE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-Mid Cap Value Fund (Unaudited)

To Our Shareholders,

After hitting all-time highs in August 2018, the market became increasingly focused on two main factors that can greatly influence the direction of the economy – interest rates and the trade war. The Federal Reserve under new President Jay Powell was firmly entrenched in a hawkish mindset to continue raising rates given the US economy was in the late innings of its cycle and employment was becoming increasingly tight. Add President Trump’s implementation of tariffs, which would change the landscape of global manufacturing and lead to higher costs, and fears of recession were brought to the forefront. The risk-off trade ensued and the market, as measured by the S&P 500 Index, declined 20% from its peak in August to its low on Christmas Eve.

However, Mr. Market could not be held down and the market strongly rebounded in the first calendar quarter eventually making a new high by the end of April. The Fed, seeing no signs of inflation and slowing global growth, backed off from its rate hike program saying it had reached the equilibrium rate and future rate changes, up or down, would be data dependent. On the trade front, discussions between the U.S. and Chinese delegates seemed to be proceeding well and on Feb. 24th, President Trump delayed the implementation of the 25% tariffs. As with all negotiations, complicated deals take time and each side uses threats and then conciliatory gestures to work their way towards a middle ground solution. This has occurred three times this year with the market declining, though less each subsequent time, and then rebounding back to its highs. At the same time this was occurring, rising tensions in the Middle East with the attack on Saudi Arabia’s largest oil facility and an investigation into the impeachment of the President have crept into the picture. The whistle blower complaint regarding communications with the Ukrainian President has ignited more controversy and momentum for a House-led impeachment investigation. Although approval from a Republican-led Senate would be necessary for a Presidential conviction, it is anyone’s guess how such proceedings could impact U.S. equity markets. And even with the restoration of capacity at the Saudi facility faster than expected and no retaliatory response against Iran, we are reminded of the fragile relationship between Iran, its Middle Eastern neighbors, and the U.S. For now, the market has looked past these two issues, but both add a new element of risk to the markets.

Positively, the domestic economic picture remains solid. Consumer confidence, as measured by the University of Michigan’s Consumer Sentiment Index, remained steady in July before dropping in August and then strengthening in September. Gains in jobs and incomes helped to offset some of the uncertainty over trade issues. Other positive signs for the U.S. economy included strong growth in housing starts and the labor force participation rate ticking up in August to 63.2% — a level that matches recent highs posted in early 2019. On the negative side, however, job gains in August were lackluster with nonfarm payroll growth well below expectations, and the ISM U.S. manufacturing Purchasing Managers’ Index declined for a second straight month with the September reading of 47.8%, the lowest since June 2009. It is difficult to determine how the GM strike, Boeing 737MAX grounding, and inventory reduction from accelerated foreign purchases prior to the tariffs are affecting the latest ISM reading, but the market has clearly become more cautious as we head into third quarter earnings.

Despite the volatility in December and the second quarter, the broad market is up around 10% over the past twelve months, as measured by the Dow and S&P 500 Index, and down 4% for the Russell 2500 Value Index. For this calendar year through September, the S&P 500 Index gained 17%, it’s best first half performance since 1997, while the Russell small and small-mid cap benchmarks have lagged. Thus, the larger cap stocks are at new highs while the small-mid cap stocks have only recovered to their October 2018 levels. With the rebound, overall equity valuations are high, however, large caps are much more expensive compared with small caps. On a relative basis, the Russell 2000 Index (small caps) valuation versus the Russell 1000 Index (large caps) valuation is at its lowest level since 2008. In addition, the relative gap in valuations between small cap value (Russell 2000 Value Index – 13.9x forward earnings) versus small cap growth (Russell 2000 Growth Index – 23.5x forward earnings) is at its widest level since 2001.

Valuations are not at dangerous levels, but the only segment where valuation is below its long term average is small-cap value. mid-cap value is only a little above its long term average. With performance and valuation gaps at extremes for both categories, we feel investing in small-mid cap value is at a very attractive level.

Performance Review

In the third quarter, the portfolio outperformed the Index primarily from positive stock selection. Sector allocation also added to relative performance as we were underweight Health Care, the second worst performing sector in the Index. We have seen a rotation back to value as investors searched for ideas that had lagged in the strong up market. This return to rational, fundamental investing led to buying demand of our neglected, restructuring stories whose stock prices were de-risked, already discounting worse case scenarios. We hope we are at the inflection point where value begins to outperform growth, though with the myriad macro forces discussed above still in play, it is unfortunately too early to tell.

For the fiscal year, while the Fund underperformed its benchmark, there were a few bright spots. The Industrial sector was the largest relative contributor as Copart, Inc. (CPRT) was up 56% and Esco Technologies Inc. (ESE) was up 17%, both significantly higher than the sector which was down 5.4%. Copart continues to take share via the use of technology in the growing auto salvage market and is positioned well to benefit when the German market moves to the use of auctions. Despite the increase in safety systems in cars, the higher cost of repair is leading to more collision vehicles being deemed salvage. Esco, a diversified specialty manufacturer, is capturing the strong spend in aerospace/defense, the increasing use of automation for utility monitoring, and shift to all things wireless with their wireless test division. Communications Services was the second largest contributor with our position in Nexstar Media Group (NXST) up 28% as it closed the highly synergistic Tribune acquisition, and Zayo Group Holdings (ZAYO) up 25% as this broadband communications provider is being acquired by private equity. We also outperformed in the worst performing sector, Energy which was down 50% for the year, as our higher quality names such as Delek US Holdings (DK) and Energen (acquired by Diamondback Energy (FANG) were down only 12% and 18%, respectively. The only sector that had a significant impact on relative performance was Financials where the Fund was more heavily weighted towards banks which were the worst performing subsector given the concerns of lower rates, a flat to inverted yield curve, and the impact of a slowing economy on loan growth and credit quality. Sector allocation had only a minor negative impact on relative performance as the benefits of being overweight the first and third best performing sectors (Utilities and Technology) were more than offset by our underweights to the second and fourth best performing sectors (Real Estate and Financials).

In conclusion, thank you for your investment in the Small-Mid Cap Value Strategy. We will continue to work hard to justify your confidence and trust.

Average Annual Returns through September 30, 2019 (a) (Unaudited)

				Since
				Inception
	1 Year	5 Year	10 Year	(8/15/2007)
Small-Mid Cap Value Fund Class A	(8.45)%	4.25%	10.00%	6.49%
Russell 2500 Value Index	(4.35)%	6.98%	11.00%	7.27%

In the current prospectuses dated January 28, 2019, and supplemented April 15, 2019 and June 7, 2019, the gross expense ratio for Class A Shares is 1.47%, and net expense ratio is 1.39% after contractual reimbursements by Keeley-Teton Advisors, Inc. (the Adviser). See page 22 for the expense ratios for the year ended September 30, 2019. Class A Shares have a maximum sales charge of 4.50%, which is included in the figures.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of other share class. The Russell 2500® Value Index is an unmanaged index that measures the performance of the small to mid-cap value segment of the U.S. equity universe and includes those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500® Index is an unmanaged index that measures the performance of the 2,500 smallest companies by market capitalization of the Russell 3000® Index. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL-MID CAP VALUE FUND

CLASS A AND THE RUSSELL 2500 VALUE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid Cap Dividend Value Fund (Unaudited)

To Our Shareholders,

Sometimes the stock market makes a lot of sense, but many times it does not. If we told you that economic growth was slowing around the world, the U.S. was in a disruptive trade war with China and others, tensions were rising in the Middle East, and the House of Representatives had opened an investigation into the impeachment of the President, would you guess that the market (as measured by the S&P 500 Index) was near all-time highs? That is the situation today and we are near highs.

While that is a little curious, it is not unusual for the market to climb the proverbial “Wall of Worry.” Our experience is that there is always something to worry about. The list today seems longer than it was in the past. Things have a way of working out and the underlying trend of growth in the economy (boosted a little by financial engineering) is a powerful tailwind for stock market values.

The internals, however, usually do make sense. By this, we mean that it is not hard to explain past performance. In retrospect, we can often explain why growth did well, or small-cap stocks outperformed large-caps stocks. The action over the last couple years, however, is a bit puzzling to us. Last year, we were optimistic that small-and mid-cap stocks would outperform large-cap stocks and that value would finally lead growth. Valuations were extremely attractive. Furthermore, rates were rising, and the U.S. economy looked better than the international economies.

In a period when the domestic economy outperforms the international economy, one would think that stocks more levered to the US would outperform. When we look at the size-style components of the market (large-cap growth, mid-cap value, small-cap, etc.), we find that large-cap stocks derive 39% of their revenue from international sales. This compares with 25% for mid-cap stocks and 17% for small-cap stocks. In every size category, the growth indices have higher percentages of sales coming from outside the US than do the value indices. The range of international revenues is 43% for large-cap growth at the high end and 15% for small-cap value at the low end.

While this all makes sense, it is not how it played out over the last year. Over the fiscal year ended September 30, 2019, large-cap beat mid-cap stocks by a little and small-cap stocks by a lot. Value outperformed in large-cap and small-cap stocks, but growth performed better than value for mid-cap stocks.

If we go further back to when the Trump administration first proposed tariffs on steel imports on March 1, 2018, the picture makes even less sense. From that time, large-cap growth has been the best-performing size-style group with an 18.0% total return. This compares 12.4% for the Russell Midcap Index and 3.3% for the Russell 2000 Index. The index with the least foreign sales exposure (Russell 2000 Value) is up only 2.3% while the one with the most exposure (Russell Top 200 Growth) is up 18.0%?

We theorized that the fall in interest rates over the last year might be a significant contributor to the lagging performance of mid-caps relative to large caps, but the numbers do not support that hypothesis. The Russell Top 200 Index has a higher percentage of Financials than the Russell Mid Cap Index. Furthermore, the weights of interest-sensitive sectors such as Real Estate and Utilities is much higher in the mid cap index than in the large-cap index, ~16% vs. ~3%. The source of the outperformance for large cap was that in every sector except Financials and Industrials, large-cap stocks outperformed mid-cap stocks.

This is highly unusual, and it is hard to know exactly why this happened. You can point to drivers in specific sectors, such as Energy when the larger companies are more diverse. But this does not account for most of the difference. When it is across all sectors it speaks to something more systemic. It could be that the market is discounting a recession. Small caps tend to be more economically sensitive. It could also be a momentum and money flow story.

The point is that it is hard to understand and even harder to predict these big swings. That is why we focus on individual stocks rather than making sector or factor “bets.” Embedded in our dividend strategies is a quality bias and a tilt toward lower volatility. Our process also generally tilts against momentum. These tend to be enduring characteristics rather than transient “positioning.”

When we write this letter next year, we will be in the latter stages of the Presidential campaign. So, what does that mean for the market?

From a historical perspective, election years have been a little less fruitful for the markets than other years. While the S&P 500 Index has risen in seventeen of the twenty elections since 1939 (85%), it has gained in 77% of all years since 1939. The compound return, however is only a little over 8% vs. almost 11% for all years.

The size-style data is more interesting but limited because those indices have only been around since the late-seventies, so we only have ten data points. The data, albeit limited, appears promising for small- and mid-caps and for value stocks. In the years of the last ten elections (including 1980), the Russell 2000 and Russell Midcap Indices have outperformed the Russell Top 200 in eight and seven years, respectively. For value stocks, the record is even more impressive. Value has outperformed growth in six of the eight elections since 1988 for large-cap, eight of the eight elections since 1988 for mid-cap, and nine of the ten elections since 1980 for the Russell 2000 Index.

As for this specific election, it is tough to draw conclusions at this point. The only thing we can really be certain of is that voters will have clear choices. The political parties are so far apart at this juncture as to almost guarantee that outcome, but the actual names on the ballots are not yet written in ink. The Republican side looks more certain, but it is difficult to know exactly how the impeachment inquiry will play out. The Democrats have a more open field.

At some point over the next year, Wall Street strategists will start to create Red and Blue portfolio recommendations. This is pretty treacherous. A September 20, 2016 report from Deutsche Bank that we found proposed two 15-stock portfolios, one that would benefit under a win by a Democratic and the other designed to thrive under a Republican victory. Since the election, the Republican portfolio has lagged the S&P 500 Index, 32% vs 39%. It fared worse than the Democratic portfolio which was up 50%. The timeframe for their recommendations may have been shorter term in nature and the Republican portfolio did outperform the S&P 500 Index through year-end 2016, 7.6% vs. 4.6%. The Democratic portfolio, however, did even better with a 10.3% return. Across sectors, it is worth noting that the two sectors that performed best between election day and the end of 2016 were Financials and Energy and they have both lagged since then and Energy has been the worst by far. All this goes to show how hard it is to make the big calls.

Performance Review

The Fund lagged its benchmark, the Russell Midcap Value Index, over the last year. Class I shares produced a -1.24% return compared to the 1.60% return generated by the Index.

We generally look at relative performance as the combination of our Sector Allocation decisions and our Stock Selection choices. In the latest fiscal year, the Fund benefitted from the former while our Stock Selection fell short of recent performance. It is a little unusual for the Fund to have much impact from Sector Allocation, but slight underweights in Energy and Communication Services (the two worst performing sectors by far) helped performance. The Selection impact was mixed, with Selection a positive in five sectors and a negative in six. Unfortunately, we tended to lag in larger sectors such as Financials, Industrials, Utilities, and Real Estate while smaller sectors like Materials, Energy, Information Technology, and Health Care did well.

•

The Fund added the most value in the Materials sector. Despite the weakness in the sector, the Fund’s holdings did well. Low-teens to mid-thirties percentage gains in the shares of Vulcan Materials, FMC Corporation, and Franco-Nevada accounted for the strong contribution from this sector.

•

Information Technology was a better than average performer in the indexes, but the Fund’s holdings were up almost thirty percent over the last year. Three of the Fund’s seven Technology holdings are acquired in one year. The Fund benefitted from the acquisition of Versum Materials by Entegris, the acquisition on Total System Services by Global Payments, and the pending acquisition of Cypress Semiconductor by Infineon.

•

The Fund’s Energy holdings added value on a relative basis only because they went down less than the Energy sector. A 25% decline in the price of oil led Energy stocks in the Russell Midcap Value Index to fall 37%. The Fund’s holdings declined “only” 30% as companies such as Delek US and Cabot Oil & Gas declined less.

•

For the last couple years, the Fund’s Financials holdings benefitted from rising rates. This year, holdings in asset-sensitive banks like Comerica and BOK Financial and life insurance companies like Lincoln National underperformed as rates plunged. In addition, our holdings in market-maker Virtu Financial gave ground as market volatility slumped.

•

The Industrials sector performed in line with the Russell Midcap Value Index over the last year, but the Fund’s holdings fell short. Declines in the share prices of Graftech, a leading maker of electrodes used in steel making, and Ryder, a leader in heavy truck leasing, accounted for a majority of the performance shortfall.

•

We also struggled in the Consumer Discretionary sector as 20% plus declines in Extended Stay America (lodging), Brunswick (boats and marine engines), Tapestry (the holding company for the Coach and Kate Spade brands), and Thor Industries (recreational vehicles).

While we are disappointed with the results over the last year, we are very proud of what the Fund has produced for investors over the last five years. We remain convinced that a carefully selected portfolio of dividend-paying mid-cap stocks will outperform mid-cap funds that do not share our enthusiasm for dividends. We further believe that our process for selecting these stocks and our focus on investing vs. trading will serve shareholders over time. This year just goes to show that over time does not necessarily mean all of the time. In conclusion, thank you for investing alongside us in the Fund.

Average Annual Returns Through September 30, 2019 (a) (Unaudited)

			Since
			Inception
	1 Year	5 Year	(10/03/11)
Mid Cap Dividend Value Fund Class A	(5.89)%	7.14%	12.76%
Russell MidCap Value	1.60	7.55	14.28

In the current prospectuses dated January 28, 2019, and supplemented April 15, 2019 and June 7, 2019, the gross expense ratio for Class A Shares is 1.38%, and the net expense ratio is 1.21%, after contractual reimbursements by Keeley-Teton Advisors, Inc. (the Adviser). See page 23 for the expense ratios for the year ended September 30, 2019. Class A Shares have a maximum sales charge of 4.50% which is included in the figures.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.keeleyfunds.com for performance information as of the most recent month end. The Adviser reimbursed expenses to limit the expense ratio. Had such limitation not been in place, returns would have been lower. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.keeleyfunds.com. Another share class is available and has different performance characteristics. See page 2 for performance of the other share class. The Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe and includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies by market capitalization of the Russell 1000® Index. Dividends are considered reinvested. You cannot invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID CAP DIVIDEND VALUE FUND

CLASS A AND THE RUSSELL MIDCAP VALUE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

KEELEY Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from April 1, 2019 through September 30, 2019

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2019.

Expense Table

	Actual Fund Return				Hypothetical 5% Return
	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value 04/01/19	Ending Account Value 09/30/19	Annualized Expense Ratio	Expenses Paid During Period*

KEELEY Small Cap Dividend Value Fund
Class A	$1,000.00	$1,019.70	1.29%	$6.53	$1,000.00	$1,018.60	1.29%	$6.53
Class I	$1,000.00	$1,020.90	1.04%	$5.27	$1,000.00	$1,019.85	1.04%	$5.27
KEELEY Small-Mid Cap Value Fund
Class A	$1,000.00	$1,026.50	1.40%	$7.11	$1,000.00	$1,018.05	1.40%	$7.08
Class I	$1,000.00	$1,028.40	1.15%	$5.85	$1,000.00	$1,019.30	1.15%	$5.82
KEELEY Mid Cap Dividend Value Fund
Class A	$1,000.00	$1,032.40	1.20%	$6.11	$1,000.00	$1,019.05	1.20%	$6.07
Class I	$1,000.00	$1,033.30	0.95%	$4.84	$1,000.00	$1,020.31	0.95%	$4.81

*

Expenses are equal to the Funds’ annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of September 30, 2019:

KEELEY Small Cap Dividend Value Fund

Banking	19.1%
Energy and Utilities	13.0%
Financial Services	9.1%
Health Care	8.6%
Business Services	8.6%
Building and Construction	5.9%
Diversified Industrial	5.4%
Electronics	3.9%
Hotels and Gaming	3.3%
Broadcasting	3.1%
Metals and Mining	3.0%
Automotive	2.7%
Paper and Forest Products	2.6%
Consumer Products	2.3%

Consumer Services	1.6%
Other Investment Companies	1.5%
Entertainment	1.4%
Computer Software and Services	1.1%
Materials	1.1%
Retail	1.0%
Equipment and Supplies	1.0%
Semiconductors	0.5%
Machinery	0.2%
Other Assets and Liabilities (Net)	0.0%*

100.0%

*	Amount represents less than 0.05%.

KEELEY Small-Mid Cap Value Fund

Financial Services	13.2%
Energy and Utilities	11.9%
Diversified Industrial	9.6%
Hotels and Gaming	8.9%
Health Care	8.0%
Consumer Products	6.0%
Banking	5.5%
Building and Construction	5.5%
Retail	4.6%
Business Services	3.9%
Specialty Chemicals	3.4%
Computer Software and Services	3.0%
Broadcasting	2.6%
Real Estate	2.3%

Other Investment Companies	1.8%
Transportation	1.6%
Telecommunications	1.6%
Electronics	1.5%
Automotive: Parts and Accessories	1.4%
Equipment and Supplies	1.4%
Food and Beverage	1.2%
Metals and Mining	1.1%
Other Assets and Liabilities (Net)	(0.0)%*

100.0%

*	Amount represents greater than (0.05)%.

KEELEY Mid Cap Dividend Value Fund

Financial Services	17.5%
Energy and Utilities	16.8%
Health Care	8.9%
Business Services	7.6%
Hotels and Gaming	5.8%
Specialty Chemicals	5.1%
Diversified Industrial	4.0%
Building and Construction	3.7%
Machinery	3.5%
Food and Beverage	3.5%
Retail	3.2%
Electronics	2.7%
Banking	2.3%
Other Investment Companies	2.3%

Computer Software and Services	2.2%
Metals and Mining	1.5%
Entertainment	1.5%
Consumer Products	1.3%
Real Estate	1.2%
Automotive: Parts and Accessories	1.1%
Consumer Services	1.0%
Equipment and Supplies	0.9%
Semiconductors	0.8%
Broadcasting	0.7%
Other Assets and Liabilities (Net)	0.9%

100.0%

KEELEY Small Cap Dividend Value Fund

Schedule of Investments — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 98.5%
	Automotive — 2.7%
116,053	Penske Automotive Group Inc.	$2,101,484	$5,486,986
167,750	Winnebago Industries Inc.	5,847,449	6,433,213

		7,948,933	11,920,199

	Banking — 19.1%
174,117	Atlantic Union Bankshares Corp.	5,714,216	6,484,988
248,875	BancorpSouth Bank	3,795,973	7,369,189
75,383	BOK Financial Corp.	3,595,592	5,966,564
310,078	Cadence BanCorp.	6,352,771	5,438,768
325,695	CenterState Bank Corp.	9,042,504	7,811,794
186,991	Columbia Banking System Inc.	6,402,750	6,899,968
115,430	Glacier Bancorp Inc.	4,111,606	4,670,298
92,658	IBERIABANK Corp.	4,139,016	6,999,385
86,637	Independent Bank Group Inc.	4,608,492	4,557,972
101,581	LegacyTexas Financial Group Inc.	3,831,520	4,421,821
332,570	OceanFirst Financial Corp.	8,713,100	7,848,652
145,687	Opus Bank	2,817,848	3,171,606
211,412	The Bank of NT Butterfield & Son Ltd.	7,363,289	6,266,252
94,050	Wintrust Financial Corp.	6,097,726	6,078,451

		76,586,403	83,985,708

	Broadcasting — 3.1%
581,846	Entercom Communications Corp., Cl. A	4,120,288	1,943,366
115,767	Nexstar Media Group Inc., Cl. A	5,405,765	11,844,122

		9,526,053	13,787,488

	Building and Construction — 5.9%
147,328	Granite Construction Inc.	6,252,532	4,733,649
106,600	KB Home	3,122,589	3,624,400
396,741	KBR Inc.	6,312,822	9,736,024
386,776	Primoris Services Corp.	7,054,328	7,584,677

		22,742,271	25,678,750

	Business Services — 8.6%
110,187	ABM Industries Inc.	3,071,331	4,001,992
538,963	City Office REIT Inc.	6,518,445	7,755,677
91,800	Healthcare Services Group Inc.	2,225,565	2,228,445
368,395	Outfront Media Inc., REIT	9,234,832	10,234,013
58,907	Ritchie Bros Auctioneers Inc.	1,098,437	2,350,389
184,640	STAG Industrial Inc., REIT	5,025,877	5,443,187
343,234	The Hackett Group Inc.	5,773,685	5,649,632

		32,948,172	37,663,335

	Computer Software and Services — 1.1%
171,152	Perspecta Inc.	4,046,874	4,470,490
63,863	TiVo Corp.	871,756	486,317

		4,918,630	4,956,807

	Consumer Products — 2.3%
273,253	Culp Inc.	4,998,821	4,454,024
154,992	Kontoor Brands Inc.	4,568,036	5,440,219

		9,566,857	9,894,243

	Consumer Services — 1.6%
212,823	National Storage Affiliates Trust, REIT	6,022,053	7,101,903

	Diversified Industrial — 5.4%
284,766	Altra Industrial Motion Corp.	9,679,868	7,886,594
74,237	ESCO Technologies Inc.	2,462,104	5,906,296
67,870	ITT Inc.	1,221,082	4,152,965
26,960	John Bean Technologies Corp.	251,910	2,680,633
162,604	Olin Corp.	3,505,210	3,043,947

		17,120,174	23,670,435

Shares		Cost	Market Value

	Electronics — 3.9%
387,943	AVX Corp.	$5,989,788	$5,896,734
99,651	Dolby Laboratories Inc., Cl. A	5,920,304	6,441,441
129,173	Plantronics Inc.	5,753,452	4,820,736

		17,663,544	17,158,911

	Energy and Utilities — 13.0%
82,484	ALLETE Inc.	3,980,541	7,209,926
494,034	Atlantica Yield plc	9,762,851	11,901,279
593,985	Berry Petroleum Corp.	6,442,571	5,559,700
88,614	Black Hills Corp.	5,137,418	6,799,352
376,433	Covanta Holding Corp.	6,690,013	6,508,526
158,224	Delek U.S. Holdings Inc.	3,807,561	5,743,531
7,405	El Paso Electric Co.	215,344	496,727
829,364	Evolution Petroleum Corp.	5,469,217	4,843,486
247,715	South Jersey Industries Inc.	7,873,429	8,152,301

		49,378,945	57,214,828

	Entertainment — 1.4%
163,103	Cinemark Holdings Inc.	6,072,401	6,302,300

	Equipment and Supplies — 1.0%
60,259	Regal Beloit Corp.	4,584,438	4,389,868

	Financial Services — 9.1%
142,489	Air Lease Corp.	2,971,953	5,958,890
13,672	FBL Financial Group Inc., Cl. A	626,887	813,621
405,869	FNB Corp.	4,551,382	4,679,670
59,344	James River Group Holdings Ltd.	2,692,193	3,040,786
1,060,604	Oaktree Specialty Lending Corp.	5,835,251	5,493,929
269,994	Provident Financial Services Inc.	3,724,872	6,622,953
63,424	Silvercrest Asset Management Group Inc., Cl. A	697,664	780,115
36,888	Solar Capital Ltd.	697,106	761,737
180,148	Synovus Financial Corp.	4,677,469	6,442,092
320,634	Virtu Financial Inc., Cl. A	7,424,206	5,245,572

		33,898,983	39,839,365

	Health Care — 8.6%
399,417	CareTrust REIT Inc.	4,977,359	9,388,297
23,894	Chemed Corp.	8,067,913	9,977,418
443,746	Sabra Health Care REIT Inc.	5,659,249	10,188,408
172,832	The Ensign Group Inc.	3,787,441	8,197,422

		22,491,962	37,751,545

	Hotels and Gaming — 3.3%
72,082	Marriott Vacations Worldwide Corp.	6,658,213	7,468,416
86,989	Ryman Hospitality Properties Inc., REIT	905,473	7,116,570

		7,563,686	14,584,986

	Machinery — 0.2%
27,295	Astec Industries Inc.	1,498,168	848,875

	Materials — 1.1%
68,464	Sensient Technologies Corp.	3,657,250	4,700,054

	Metals and Mining — 3.0%
122,822	Compass Minerals International Inc.	6,821,104	6,938,215
61,770	Kaiser Aluminum Corp.	2,104,878	6,113,377

		8,925,982	13,051,592

	Paper and Forest Products — 2.6%
478,272	Mercer International Inc.	6,766,201	5,997,531
132,282	PotlatchDeltic Corp., REIT	4,696,250	5,434,806

		11,462,451	11,432,337

	Retail — 1.0%
50,200	Jack in the Box Inc.	4,379,738	4,574,224

See accompanying notes to financial statements.

KEELEY Small Cap Dividend Value Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Semiconductors — 0.5%
99,805	Cypress Semiconductor Corp.	$918,524	$2,329,449

	TOTAL COMMON STOCKS	359,875,618	432,837,202

	RIGHTS — 0.0%
	Broadcasting — 0.0%
851,756	Media General Inc., CVR†(a)	0	1

	SHORT TERM INVESTMENT — 1.5%
	Other Investment Companies — 1.5%
6,426,685	Fidelity Government Portfolio, Cl. I, 1.860%*	6,426,685	6,426,685

	TOTAL
	INVESTMENTS — 100.0%	$366,302,303	439,263,888

	Other Assets and Liabilities (Net) — 0.0%		9,517

	NET ASSETS — 100.0%		$439,273,405

*	1 day yield as of September 30, 2019.
(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.

CVR Contingent Value Right

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Small-Mid Cap Value Fund

Schedule of Investments — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 98.2%
	Automotive: Parts and Accessories — 1.4%
11,441	Visteon Corp.†	$899,117	$944,340

	Banking — 5.5%
12,460	IBERIABANK Corp.	890,961	941,228
26,600	PacWest Bancorp	891,504	966,644
30,521	The Bank of NT Butterfield & Son Ltd.	870,891	904,642
50,067	Umpqua Holdings Corp.	860,421	824,103

		3,513,777	3,636,617

	Broadcasting — 2.6%
16,991	Nexstar Media Group Inc., Cl. A	1,296,750	1,738,349

	Building and Construction — 5.5%
18,747	Fortune Brands Home & Security Inc.	292,037	1,025,461
71,476	KBR Inc.	1,237,666	1,754,021
55,561	TRI Pointe Group Inc.†	666,731	835,637

		2,196,434	3,615,119

	Business Services — 3.9%
13,083	Lamar Advertising Co., Cl. A, REIT	446,805	1,071,890
7,420	WEX Inc.†	247,300	1,499,359

		694,105	2,571,249

	Computer Software and Services — 3.0%
12,460	Black Knight Inc.†	255,454	760,808
15,009	CDK Global Inc.	389,087	721,783
11,441	Verint Systems Inc.†	293,348	489,446

		937,889	1,972,037

	Consumer Products — 6.0%
18,464	Brunswick Corp.	963,210	962,344
122,223	Houghton Mifflin Harcourt Co.†	845,820	651,449
11,780	Kontoor Brands Inc.	336,923	413,478
10,535	PVH Corp.	804,242	929,503
19,000	Spectrum Brands Holdings Inc.	960,364	1,001,680

		3,910,559	3,958,454

	Diversified Industrial — 9.6%
18,237	Altra Industrial Motion Corp.	652,677	505,074
23,391	ESCO Technologies Inc.	926,275	1,860,988
48,935	GrafTech International Ltd.	564,712	626,368
17,331	ITT Inc.	315,344	1,060,484
14,783	John Bean Technologies Corp.	164,527	1,469,874
38,225	nVent Electric plc	939,868	842,479

		3,563,403	6,365,267

	Electronics — 1.5%
48,255	Knowles Corp.†	789,624	981,507

	Energy and Utilities — 11.9%
9,119	American Water Works Co. Inc.	465,025	1,132,853
20,390	Delek U.S. Holdings Inc.	499,112	740,157
13,820	Diamondback Energy Inc.	904,575	1,242,556
17,671	Evergy Inc.	943,476	1,176,182
42,421	MDU Resources Group Inc.	834,290	1,195,848
37,268	NRG Energy Inc.	346,974	1,475,813
55,200	Parsley Energy Inc., Cl. A	928,492	927,360

		4,921,944	7,890,769

	Equipment and Supplies — 1.4%
19,370	A.O. Smith Corp.	180,769	924,143

	Financial Services — 13.2%
40,722	Air Lease Corp.	864,962	1,702,994
63,433	AXA Equitable Holdings Inc.	1,310,821	1,405,675
14,726	BOK Financial Corp.	669,734	1,165,563
94,800	FNB Corp.	1,099,159	1,093,044
75,215	GTY Technology Holdings Inc.†	723,262	471,598

Shares		Cost	Market Value

12,400	Popular Inc.	$673,623	$670,592
29,112	Synovus Financial Corp.	905,205	1,041,045
22,089	Voya Financial Inc.	543,434	1,202,525

		6,790,200	8,753,036

	Food and Beverage — 1.2%
11,214	Lamb Weston Holdings Inc.	330,138	815,482

	Health Care — 8.0%
60,715	CareTrust REIT Inc.	904,414	1,427,106
90,507	Invacare Corp.	653,684	678,804
5,720	Laboratory Corp. of America Holdings†	646,230	960,960
67,229	Sabra Health Care REIT Inc.	1,018,758	1,543,578
31,773	Wright Medical Group NV†	488,810	655,477

		3,711,896	5,265,925

	Hotels and Gaming — 8.9%
24,014	Gaming and Leisure Properties Inc., REIT	621,795	918,295
176,029	Playa Hotels & Resorts NV†	1,378,508	1,378,307
13,083	Ryman Hospitality Properties Inc., REIT	125,738	1,070,320
33,133	VICI Properties Inc., REIT	658,556	750,462
20,956	Wyndham Destinations Inc.	1,010,787	964,395
15,292	Wyndham Hotels & Resorts Inc.	915,424	791,208

		4,710,808	5,872,987

	Metals and Mining — 1.1%
7,702	Kaiser Aluminum Corp.	160,797	762,267

	Real Estate — 2.3%
11,950	The Howard Hughes Corp.†	1,328,423	1,548,720

	Retail — 4.6%
26,166	Copart Inc.†	402,595	2,101,915
19,936	Penske Automotive Group Inc.	340,373	942,574

		742,968	3,044,489

	Specialty Chemicals — 3.4%
10,535	Ashland Global Holdings Inc.	48,108	811,722
39,590	Huntsman Corp.	466,240	920,863
24,241	Valvoline Inc.	40,321	534,029

		554,669	2,266,614

	Telecommunications — 1.6%
86,882	Extreme Networks Inc.†	698,640	632,067
11,667	Zayo Group Holdings Inc.†	314,592	395,511

		1,013,232	1,027,578

	Transportation — 1.6%
19,483	AerCap Holdings NV†	900,820	1,066,694

	TOTAL COMMON STOCKS	43,148,322	65,021,643

	SHORT TERM INVESTMENT — 1.8%
	Other Investment Companies — 1.8%
1,187,186	Fidelity Government Portfolio, Cl. I, 1.860%*	1,187,186	1,187,186

	TOTAL INVESTMENTS — 100.0%	$44,335,508	66,208,829

	Other Assets and Liabilities (Net) — (0.0)%		(23,476)

	NET ASSETS — 100.0%		$66,185,353

*	1 day yield as of September 30, 2019.
†	Non-income producing security.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS — 96.8%
	Automotive: Parts and Accessories — 1.1%
24,853	Autoliv Inc.	$1,942,080	$1,960,405

	Banking — 2.3%
97,960	Associated Banc-Corp.	2,028,097	1,983,690
124,718	Umpqua Holdings Corp.	2,115,646	2,052,858

		4,143,743	4,036,548

	Broadcasting — 0.7%
12,800	Nexstar Media Group Inc., Cl. A	1,244,763	1,309,568

	Building and Construction — 3.7%
35,967	Fortune Brands Home & Security Inc.	1,714,173	1,967,395
42,300	KB Home	1,240,702	1,438,200
21,048	Vulcan Materials Co.	2,142,501	3,183,300

		5,097,376	6,588,895

	Business Services — 7.6%
32,603	EPR Properties, REIT	2,013,349	2,505,867
87,727	Hudson Pacific Properties Inc., REIT	2,910,295	2,935,345
85,094	Iron Mountain Inc., REIT	2,625,989	2,756,195
34,650	Lamar Advertising Co., Cl. A, REIT	2,163,651	2,838,875
61,416	Quanta Services Inc.	2,246,762	2,321,525

		11,960,046	13,357,807

	Computer Software and Services — 2.2%
7,615	Global Payments Inc.	611,635	1,210,785
104,543	Perspecta Inc.	2,245,356	2,730,663

		2,856,991	3,941,448

	Consumer Products — 1.3%
42,693	Brunswick Corp.	2,385,135	2,225,159

	Consumer Services — 1.0%
13,060	Equity LifeStyle Properties Inc., REIT	629,413	1,744,816

	Diversified Industrial — 4.0%
200,609	GrafTech International Ltd.	3,084,889	2,567,795
33,619	ITT Inc.	1,498,858	2,057,147
105,975	nVent Electric plc	2,600,838	2,335,689

		7,184,585	6,960,631

	Electronics — 2.7%
31,078	Agilent Technologies Inc.	1,581,763	2,381,507
37,282	Dolby Laboratories Inc., Cl. A	1,921,389	2,409,908

		3,503,152	4,791,415

	Energy and Utilities — 16.8%
17,790	American Water Works Co. Inc.	1,416,066	2,210,052
36,550	Black Hills Corp.	2,213,357	2,804,481
110,197	Cabot Oil & Gas Corp.	2,375,394	1,936,161
40,939	Delek U.S. Holdings Inc.	1,340,288	1,486,086
21,656	Diamondback Energy Inc.	2,002,603	1,947,091
76,459	EQT Corp.	1,786,424	813,524
65,123	Equitrans Midstream Corp.	1,584,181	947,540
43,422	Evergy Inc.	2,307,901	2,890,168
100,126	MDU Resources Group Inc.	2,632,120	2,822,552
40,206	National Fuel Gas Co.	2,045,444	1,886,465
73,950	NRG Energy Inc.	1,788,414	2,928,420
51,690	OGE Energy Corp.	1,431,099	2,345,692
128,000	Parsley Energy Inc., Cl. A	2,308,771	2,150,400
76,030	PPL Corp.	2,458,646	2,394,185

		27,690,708	29,562,817

	Entertainment — 1.5%
69,742	Cinemark Holdings Inc.	2,513,564	2,694,831

Shares		Cost	Market Value

	Equipment and Supplies — 0.9%
33,918	A.O. Smith Corp.	$1,557,416	$1,618,228

	Financial Services — 17.5%
82,170	Air Lease Corp.	2,438,850	3,436,349
13,597	Ameriprise Financial Inc.	1,651,101	2,000,119
25,460	Arthur J Gallagher & Co.	1,445,293	2,280,452
122,944	AXA Equitable Holdings Inc.	2,544,881	2,724,439
29,826	BOK Financial Corp.	1,715,917	2,360,728
34,943	Comerica Inc.	2,230,317	2,305,889
36,550	Discover Financial Services	2,102,976	2,963,839
171,435	FNB Corp.	2,282,313	1,976,646
28,510	Lincoln National Corp.	1,994,836	1,719,723
15,800	Popular Inc.	868,962	854,464
14,034	Reinsurance Group of America Inc.	1,918,796	2,243,756
59,361	Synovus Financial Corp.	2,025,643	2,122,749
91,682	Virtu Financial Inc., Cl. A	2,136,571	1,499,918
41,229	Voya Financial Inc.	1,422,491	2,244,507

		26,778,947	30,733,578

	Food and Beverage — 3.5%
82,111	Conagra Brands Inc.	2,651,398	2,519,165
18,713	Ingredion Inc.	1,771,209	1,529,601
27,921	Lamb Weston Holdings Inc.	986,230	2,030,415

		5,408,837	6,079,181

	Health Care — 8.9%
13,596	Cigna Corp.	2,191,023	2,063,737
35,000	Encompass Health Corp.	2,176,116	2,214,800
94,453	Healthcare Trust of America
	Inc., Cl. A, REIT	2,499,317	2,775,029
140,509	Sabra Health Care REIT Inc.	3,063,867	3,226,087
19,150	STERIS plc	1,631,181	2,766,983
16,959	Universal Health Services Inc., Cl. B	2,033,761	2,522,651

		13,595,265	15,569,287

	Hotels and Gaming — 5.8%
144,018	Extended Stay America Inc.	2,724,168	2,108,423
17,835	Marriott Vacations Worldwide Corp.	1,913,387	1,847,884
116,973	VICI Properties Inc., REIT	2,380,893	2,649,438
41,670	Wyndham Destinations Inc.	1,798,752	1,917,653
33,627	Wyndham Hotels & Resorts Inc.	1,693,854	1,739,861

		10,511,054	10,263,259

	Machinery — 3.5%
55,852	BWX Technologies Inc.	2,969,123	3,195,293
38,305	Oshkosh Corp.	2,864,984	2,903,519

		5,834,107	6,098,812

	Metals and Mining — 1.5%
29,826	Franco-Nevada Corp.	2,207,107	2,718,938

	Real Estate — 1.2%
48,700	Highwoods Properties Inc., REIT	2,149,943	2,188,578

	Retail — 3.2%
162,333	Brixmor Property Group Inc., REIT	2,811,303	3,293,737
23,305	Foot Locker Inc.	906,692	1,005,844
52,050	Tapestry Inc.	1,796,295	1,355,903

		5,514,290	5,655,484

	Semiconductors — 0.8%
56,563	Cypress Semiconductor Corp.	790,215	1,320,180

	Specialty Chemicals — 5.1%
35,277	FMC Corp.	1,897,740	3,093,087
77,784	Huntsman Corp.	1,910,199	1,809,256

See accompanying notes to financial statements.

KEELEY Mid Cap Dividend Value Fund

Schedule of Investments (Continued) — September 30, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
94,800	Olin Corp.	$1,970,333	$1,774,656
32,006	RPM International Inc.	1,368,176	2,202,333

		7,146,448	8,879,332

	TOTAL COMMON STOCKS	152,645,185	170,299,197

	SHORT TERM INVESTMENT — 2.3%
	Other Investment Companies — 2.3%
4,014,267	Fidelity Government Portfolio, Cl. I, 1.860%*	4,014,267	4,014,267

	TOTAL

	INVESTMENTS — 99.1%	$156,659,452	174,313,464

	Other Assets and Liabilities (Net) — 0.9%		1,503,251

	NET ASSETS — 100.0%		$175,816,715

*	1 day yield as of September 30, 2019.

REIT Real Estate Investment Trust

See accompanying notes to financial statements.

KEELEY Funds

Statements of Assets and Liabilities

September 30, 2019

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Assets:
Investments, at value (cost $366,302,303, $44,335,508, and $156,659,452, respectively)	$439,263,888	$66,208,829	$174,313,464
Cash	101,850	—	—
Receivable for Fund shares sold	73,541	4,477	945,293
Receivable for investments sold	3,084,116	—	1,352,536
Receivable from Adviser	17,297	2,163	10,179
Dividends and interest receivable	894,857	87,913	338,618
Prepaid expenses	50,370	27,028	30,046
Total Assets	443,485,919	66,330,410	176,990,136
Liabilities:
Payable for investments purchased	2,225,565	—	954,682
Payable for Fund shares redeemed	1,375,125	32,710	25,660
Payable for investment advisory fees	356,402	55,293	128,931
Payable for distribution fees	52,730	4,780	3,774
Payable for accounting fees	5,805	2,262	1,395
Payable for payroll expenses	4,881	743	1,876
Payable for custodian fees	6,774	2,357	2,004
Payable for legal and audit fees	48,357	24,290	25,769
Payable for shareholder communications expenses	37,240	9,015	10,336
Payable for shareholder services fees	90,152	9,051	14,241
Other accrued expenses	9,483	4,556	4,753
Total Liabilities	4,212,514	145,057	1,173,421
Net Assets	$439,273,405	$66,185,353	$175,816,715
Net Assets Consist of:
Paid-in capital	$371,259,072	$35,511,319	$157,350,573
Total distributable earnings	68,014,333	30,674,034	18,466,142
Net Assets	$439,273,405	$66,185,353	$175,816,715
Shares of Capital Stock, each at $0.0001 par value:
Class A:
Net assets	$254,328,933	$23,125,345	$18,259,725
Capital Shares outstanding	16,039,313	1,867,313	808,111

Net Asset Value and redemption price per share (500,000,000 shares authorized)	$15.86	$12.38	$22.60
Maximum offering price per share (NAV ÷ 0.9550, based on maximum sales charge of 4.50% of the offering price)	$16.61	$12.96	$23.66

Class I:
Net assets	$184,944,472	$43,060,008	$157,556,990
Capital Shares outstanding	11,639,224	3,392,002	6,973,676
Net Asset Value, offering, and redemption price per share (100,000,000 shares authorized)	$15.89	$12.69	$22.59

See accompanying notes to financial statements.

KEELEY Funds

Statements of Operations

For the Year Ended September 30, 2019

	Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Dividend Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $1,834, $0, and $3,312, respectively)	$6,306,254	$1,739,642	$3,913,133
Interest	92,254	47,662	141,280
Other income	1,791	—	569
Total Investment Income	6,400,299	1,787,304	4,054,982
Expenses:
Investment advisory fees	1,926,247	960,890	1,445,141
Distribution fees - Class A	226,362	71,119	53,981
Accounting fees	49,011	24,022	40,143
Custodian fees	17,903	15,080	15,480
Legal and audit fees	3,742	32,578	41,492
Payroll expenses	20,545	10,579	18,885
Registration expenses	60,053	40,406	45,031
Shareholder communications expenses	39,076	27,224	33,828
Shareholder services fees	209,971	77,069	113,632
Directors’ fees	27,183	14,552	24,826
Tax expense	—	—	10,687
Miscellaneous expenses	33,031	25,291	21,416
Total Expenses	2,613,124	1,298,810	1,864,542
Less:
Fees waived or expenses reimbursed by Adviser (See Note 3)	(347,914)	(127,131)	(274,447)
Net Expenses	2,265,210	1,171,679	1,590,095
Net Investment Income	4,135,089	615,625	2,464,887
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(5,287)	10,314,055	1,337,881
Net change in unrealized appreciation/depreciation: on investments	(6,662,847)	(25,520,924)	(4,866,808)
Net Realized and Unrealized Gain/(Loss) on Investments	(6,668,134)	(15,206,869)	(3,528,927)
Net Decrease in Net Assets Resulting from Operations	$(2,533,045)	$(14,591,244)	$(1,064,040)

See accompanying notes to financial statements.

KEELEY Funds

Statements of Changes in Net Assets

For the Year Ended September 30,

	KEELEY Small Cap Dividend Value		KEELEY Small-Mid Cap Value		KEELEY Mid Cap Dividend Value
	2019	2018	2019	2018	2019	2018
Operations:
Net investment income	$4,135,089	$1,467,128	$615,625	$580,071	$2,464,887	$1,370,994
Net realized gain/(loss) on investments	(5,287)	6,406,368	10,314,055	16,732,264	1,337,881	4,035,819
Net change in net unrealized appreciation/(depreciation) on investments	(6,662,847)	(2,653,649)	(25,520,924)	(6,609,079)	(4,866,808)	7,575,426
Net increase/(decrease) in net assets resulting from operations	(2,533,045)	5,219,847	(14,591,244)	10,703,256	(1,064,040)	12,982,239
Distributions to Shareholders:
Class A	(2,885,470)	(1,230,545)	(3,865,339)	(4,090,007)	(1,112,192)	(207,760)
Class I	(7,522,546)	(5,788,376)	(11,311,730)	(9,531,939)	(5,853,691)	(1,147,186)
	(10,408,016)	(7,018,921)	(15,177,069)	(13,621,946)	(6,965,883)	(1,354,946)
Return of capital
Class A	(229,189)	—	—	—	—	—
Class I	(1,198,300)	—	—	—	—	—
	(1,427,489)	—	—	—	—	—
Total Distributions to Shareholders	(11,835,505)	(7,018,921)	(15,177,069)	(13,621,946)	(6,965,883)	(1,354,946)
Capital Share Transactions:
Proceeds from shares issued
Class A	7,807,736	2,460,816	676,322	3,522,849	3,838,412	15,320,681
Class I	8,100,690	37,043,720	5,525,120	21,564,390	52,905,109	50,023,626
	15,908,426	39,504,536	6,201,442	25,087,239	56,743,521	65,344,307
Proceeds from shares issued in connection with acquisition
Class A	266,632,981	—	—	14,280,989	—	—
Class I	146,414,615	—	—	31,739,282	—	—
	413,047,596 (a)	—	—	46,020,271 (b)	—	—
Proceeds from reinvestment of distributions
Class A	2,948,069	1,175,178	3,789,513	3,997,008	1,051,232	196,202
Class I	8,677,246	5,554,355	11,283,213	9,498,323	5,843,745	1,012,073
	11,625,315	6,729,533	15,072,726	13,495,331	6,894,977	1,208,275
Cost of shares redeemed
Class A	(34,505,245)	(12,071,371)	(17,881,113)	(20,956,941)	(16,161,591)	(4,885,384)
Class I	(42,975,867)	(39,982,619)	(73,149,121)	(30,104,096)	(19,731,626)	(34,827,528)
	(77,481,112)	(52,053,990)	(91,030,234)	(51,061,037)	(35,893,217)	(39,712,912)
Net Increase/(Decrease) in Net Assets from Capital Share Transactions	363,100,225	(5,819,921)	(69,756,066)	33,541,804	27,745,281	26,839,670
Net Increase/(Decrease) in Net Assets
	348,731,675	(7,618,995)	(99,524,379)	30,623,114	19,715,358	38,466,963
Net Assets:
Beginning of year	90,541,730	98,160,725	165,709,732	135,086,618	156,101,357	117,634,394
End of year	$439,273,405	$90,541,730	$66,185,353	$165,709,732	$175,816,715	$156,101,357

(a)	On June 7, 2019, Small Cap Value Fund merged into Small Cap Dividend Value Fund. (See Note 10 of the Notes to Financial Statements.)
(b)	On July 27, 2018, All Cap Value Fund merged into Small-Mid Cap Value Fund (See Note 10 of the Notes to Financial Statements.)

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

Small Cap Dividend Value Fund	Year Ended September 30,
	2019	2018	2017	2016	2015
Class A
Net Asset Value, Beginning of Year	$18.91	$19.27	$16.63	$15.21	$16.79

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.32	0.26	0.25	0.28	0.24
Net Realized and Unrealized Gain/(Loss) on Investments	(1.44)	0.76	2.94	2.11	(0.65)

Total from Investment Operations	(1.12)	1.02	3.19	2.39	(0.41)

Distributions:
Net Investment Income	(0.30)	(0.25)	(0.24)	(0.33)	(0.26)
Net Realized Gain on Investments	(0.60)	(1.13)	(0.31)	(0.64)	(0.91)
Return of capital	(1.03)	—	—	—	—

Total Distributions	(1.93)	(1.38)	(0.55)	(0.97)	(1.17)

Net Asset Value, End of Year	$15.86	$18.91	$19.27	$16.63	$15.21

Total Return†	(5.7)%	5.4%	19.3%	16.4%	(2.9)%
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Year (in 000’s)	$254,329	$13,836	$22,460	$24,620	$39,190
Net Investment Income	2.04%	1.34%	1.39%	1.81%	1.41%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.29%	1.29%	1.29%	1.30%	1.31%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions(b)	1.45%	1.50%	1.49%	1.49%	1.46%
Portfolio Turnover Rate	71%	24%	22%	27%	27%

Class I
Net Asset Value, Beginning of year	$18.94	$19.30	$16.65	$15.23	$16.81

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.35	0.31	0.30	0.32	0.28
Net Realized and Unrealized Gain/(Loss) on Investments	(1.43)	0.76	2.95	2.11	(0.65)

Total from Investment Operations	(1.08)	1.07	3.25	2.43	(0.37)

Distributions:
Net Investment Income	(0.34)	(0.30)	(0.29)	(0.37)	(0.30)
Net Realized Gain on Investments	(0.60)	(1.13)	(0.31)	(0.64)	(0.91)
Return of capital	(1.03)	—	—	—	—

Total Distributions	(1.97)	(1.43)	(0.60)	(1.01)	(1.21)

Net Asset Value, End of Year	$15.89	$18.94	$19.30	$16.65	$15.23

Total Return†	(5.4)%	5.7%	19.6%	16.7%	(2.7)%
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Year (in 000’s)	$184,944	$76,705	$75,701	$75,811	$86,798
Net Investment Income	2.17%	1.59%	1.64%	2.06%	1.66%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.04%	1.04%	1.04%	1.05%	1.06%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions(b)	1.23%	1.25%	1.24%	1.24%	1.21%
Portfolio Turnover Rate	71%	24%	22%	27%	27%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)

The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.00%, 0.01%, and 0.00% for the years ended September 30, 2019, 2018, 2017, 2016, and 2015, respectively. (See Note 3 of the Notes to the Financial Statements).

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a share of capital stock outstanding throughout each year:

Small-Mid Cap Value Fund	Year Ended September 30,
	2019	2018	2017	2016	2015
Class A
Net Asset Value, Beginning of Year	$14.55	$14.92	$13.48	$12.57	$15.22

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.06	0.04	0.07	0.02	0.01
Net Realized and Unrealized Gain/(Loss) on Investments	(0.76)	1.18	2.52	1.35	(1.05)

Total from Investment Operations	(0.70)	1.22	2.59	1.37	(1.04)

Distributions:
Net Investment Income	(0.03)	(0.08)	(0.02)	(0.02)	(0.03)
Net Realized Gain on Investments	(1.44)	(1.51)	(1.13)	(0.44)	(1.58)

Total Distributions	(1.47)	(1.59)	(1.15)	(0.46)	(1.61)

Net Asset Value, End of Year	$12.38	$14.55	$14.92	$13.48	$12.57

Total Return†	(4.1)%	8.7%	20.2%	11.3%	(7.4)%
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Year (in 000’s)	$23,125	$43,302	$43,501	$45,570	$86,689
Net Investment Income	0.48%	0.25%	0.47%	0.19%	0.04%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.40%	1.39%	1.39%	1.40%	1.39%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions(b)	1.53%	1.47%	1.47%	1.47%	1.43%
Portfolio Turnover Rate	26%	27%	20%	37%	20%

Class I
Net Asset Value, Beginning of Year	$14.88	$15.20	$13.72	$12.80	$15.46

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.09	0.07	0.10	0.06	0.04
Net Realized and Unrealized Gain/(Loss) on Investments	(0.77)	1.22	2.56	1.37	(1.06)

Total from Investment Operations	(0.68)	1.29	2.66	1.43	(1.02)

Distributions:
Net Investment Income	(0.07)	(0.10)	(0.05)	(0.07)	(0.06)
Net Realized Gain on Investments	(1.44)	(1.51)	(1.13)	(0.44)	(1.58)

Total Distributions	(1.51)	(1.61)	(1.18)	(0.51)	(1.64)

Net Asset Value, End of Year	$12.69	$14.88	$15.20	$13.72	$12.80
Total Return†	(3.9)%	9.0%	20.4%	11.6%	(7.2)%
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Year (in 000’s)	$43,060	$122,408	$91,586	$104,638	$142,888
Net Investment Income	0.71%	0.50%	0.72%	0.44%	0.29%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.15%	1.14%	1.14%	1.15%	1.14%
Operating Expenses Before Waivers/Credits/Reimbursements/Reductions(b)	1.28%	1.22%	1.22%	1.22%	1.18%
Portfolio Turnover Rate	26%	27%	20%	37%	20%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)

The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.00%, 0.01%, and 0.00% for the years ended September 30, 2019, 2018, 2017, 2016, and 2015, respectively. (See Note 3 of the Notes to the Financial Statements).

See accompanying notes to financial statements.

KEELEY Funds

Financial Highlights (Continued)

Selected data for a share of capital stock outstanding throughout each year:

Mid Cap Dividend Value Fund	Year Ended September 30,
	2019		2018	2017	2016	2015
Class A
Net Asset Value, Beginning of Year	$23.94		$21.85	$18.88	$17.03	$17.59

Income (Loss) from investment operations:
Net Investment Income(a)	0.29		0.19	0.15	0.19	0.13
Net Realized and Unrealized Gain/(Loss) on Investments	(0.67)		2.09	2.97	2.57	(0.17)

Total from Investment Operations	(0.38)		2.28	3.12	2.76	(0.04)

Distributions:
Net Investment Income	(0.32)		(0.19)	(0.15)	(0.16)	(0.14)
Net Realized Gain on Investments	(0.64)		—	—	(0.71)	(0.38)
Return of Capital	—		—	—	(0.04)	—

Total Distributions	(0.96)		(0.19)	(0.15)	(0.91)	(0.52)

Net Asset Value, End of Year	$22.60		$23.94	$21.85	$18.88	$17.03

Total Return†	(1.5)%		10.5%	16.6%	16.9%	(0.3)%
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Year (in 000’s)	$18,260		$31,987	$19,273	$20,661	$11,105
Net Investment Income	1.31%		0.84%	0.76%	1.10%	0.70%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	1.21	%(b)	1.29%	1.29%	1.29%	1.30%
Operating Expenses Before Waivers/Credits/Reimbursements/ Reductions(c)	1.38%		1.47%	1.49%	1.52%	1.61%
Portfolio Turnover Rate	22%		19%	43%	49%	20%

Class I
Net Asset Value, Beginning of Year	$23.94		$21.84	$18.87	$17.03	$17.59

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.35		0.25	0.21	0.24	0.18
Net Realized and Unrealized Gain/(Loss) on Investments	(0.69)		2.09	2.96	2.56	(0.17)

Total from Investment Operations	(0.34)		2.34	3.17	2.80	0.01

Distributions:
Net Investment Income	(0.37)		(0.24)	(0.20)	(0.21)	(0.19)
Net Realized Gain on Investments	(0.64)		—	—	(0.71)	(0.38)
Return of Capital	—		—	—	(0.04)	—

Total Distributions	(1.01)		(0.24)	(0.20)	(0.96)	(0.57)

Net Asset Value, End of Year	$22.59		$23.94	$21.84	$18.87	$17.03

Total Return†	(1.2)%		10.8%	16.9%	17.2%	(0.1)%
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Year (in 000’s)	$157,557		$124,114	$98,361	$69,290	$23,977
Net Investment Income	1.57%		1.09%	1.01%	1.35%	0.95%
Operating Expenses Net of Waivers/Credits/Reimbursements/Reductions	0.96	%(b)	1.04%	1.04%	1.04%	1.05%
Operating Expenses Before Waivers/Credits/Reimbursements/ Reductions(c)	1.13%		1.22%	1.24%	1.27%	1.36%
Portfolio Turnover Rate	22%		19%	43%	49%	20%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect the applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)

The Fund incurred tax expense during the year ended September 30, 2019. If the tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.20% (Class A) and 0.95% (Class I), respectively.

(c)

The ratio of expenses to average net assets includes interest expense and deferred compensation expense which was 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% for the years ended September 30, 2019, 2018, 2017, 2016, and 2015, respectively. (See Note 3 of the Notes to the Financial Statements)

See accompanying notes to financial statements.

KEELEY Funds, Inc.

Notes to Financial Statements

1. Organization. KEELEY Funds, Inc. (the Corporation) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-ended investment company. As of September 30, 2019, the Corporation consists of three series, KEELEY Small Cap Dividend Value Fund (Small Cap Dividend Value Fund), KEELEY Small-Mid Cap Value Fund (Small-Mid Cap Value Fund ), and KEELEY Mid Cap Dividend Value Fund (Mid Cap Dividend Value Fund) (each, a Fund, and collectively, the Funds), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. KEELEY Small Cap Value Fund (Small Cap Value Fund) was reorganized into Small Cap Dividend Fund on June 7, 2019. KEELEY All Cap Value Fund (All Cap Value Fund) was reorganized into Small-Mid Cap Fund on July 27, 2018 (See Note 10).

The investment objectives of each Fund are as follows:

●

Small Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities with a small market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

●	Small-Mid Cap Value Fund seeks to provide long term capital appreciation through investments in equity securities of companies with a small or mid-sized market capitalization.

●

Mid Cap Dividend Value Fund seeks to provide long term capital appreciation and current income through investments in equity securities of companies with a mid-sized market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders.

2. Significant Accounting Policies. As an investment company, the Corporation follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Corporation in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Keeley-Teton Advisors, LLC (the Adviser). Investments in open-end investment companies are valued at each underlying Fund’s NAV per share as of the report date.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the security’s fair value, in which case the security will be fair value as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley-Teton Advisors, LLC, at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 in the fair value hierarchy depending on the observability of the inputs. Media General, Inc. was fair valued using methods approved by the Corporation’s Board as of September 30, 2019. No other securities were fair valued by the Funds as of September 30, 2019.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Funds’ investments in securities by inputs used to value the Funds’ investments as of September 30, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/19
SMALL CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$432,837,202	—	—	$432,837,202
Rights (a)	—	—	$1	1
Short Term Investments	6,426,685	—	—	6,426,685
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$439,263,887	—	$1	$439,263,888

SMALL-MID CAP VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$65,021,643	—	—	$65,021,643
Short Term Investments	1,187,186	—	—	1,187,186
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$66,208,829	—	—	$66,208,829

MID CAP DIVIDEND VALUE FUND
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$170,299,197	—	—	$170,299,197
Short Term Investments	4,014,267	—	—	4,014,267
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$174,313,464	—	—	$174,313,464

(a)   Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments held at September 30, 2019 or September 30, 2018 by Small-Mid Cap Value Fund or Mid Cap Dividend Value Fund.

Additional Information to Evaluate Qualitative Information.

General. The Funds use recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of their securities, and use broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. All Funds may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in these funds would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Funds’ expenses. During the fiscal year ended September 30, 2019, Small Cap Dividend Value Fund’s and Mid Cap Dividend Value Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point, and Small Cap Dividend Value Fund’s was less than sixteen basis points.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as a Fund becomes aware of such dividends. Upon notification from issuers, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain. Upon notification from issuers, distributions received from a real estate investment trust (REIT) may be redesignated as a reduction of cost of investments and/or realized gain.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences, and differing characterizations of distributions made by the Funds. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to fund merger adjustments, redesignation of dividends paid, and reversal prior year Real Estate Investment Trust adjustments. These reclassifications have no impact on the NAVs of the Funds.

For the fiscal year ended September 30, 2019, the following reclassifications were made to increase/decrease such amounts with offsetting adjustments to paid-in capital:

	Accumulated Earnings/ (Losses)	Paid-in Capital
Small Cap Dividend Value Fund	$(4,732,034)	$4,732,034
Small-Mid Cap Value Fund	(77,787)	77,787
Mid Cap Dividend Value Fund	9,698	(9,698)

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal years ended September 30, 2019 and 2018 were as follows:

	Year Ended September 30,		Year Ended September 30,		Year Ended September 30,

	2019	2018	2019	2018	2019	2018

	Small Cap		Small-Mid		Mid Cap
	Dividend Value Fund		Cap Value Fund		Dividend Value Fund
Ordinary Income (inclusive of short term capital gains)	$4,622,674	$1,435,636	$616,566	$3,293,144	$3,000,967	$1,354,946
Net long term capital gains	5,785,342	5,583,285	14,560,503	10,328,802	3,964,916	—
Return of capital	1,427,489	—	—	—	—	—

Total distributions paid	$11,835,505	$7,018,921	$15,177,069	$13,621,946	$6,965,883	$1,354,946

Provision for Income Taxes. The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Funds’ net investment company taxable income and net capital gains. For fiscal year ended September 30, 2019, Mid-Cap Dividend Value Fund incurred federal excise tax of $9,699.

At September 30, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

	Small Cap	Small-Mid	Mid Cap
	Dividend Value Fund	Cap Value Fund	Dividend Value Fund
Undistributed ordinary income	—	$425,387	—
Undistributed long term capital gain	—	9,744,506	$1,505,962
Unrealized appreciation	$70,536,096	20,504,141	16,960,180
Qualified late year loss deferral	(2,521,763)	—	—

Total accumulated earnings	$68,014,333	$30,674,034	$18,466,142

At September 30, 2019, the temporary differences between book basis and tax basis unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost of investments and the related net unrealized appreciation at September 30, 2019:

	Small Cap	Small-Mid	Mid Cap
	Dividend Value Fund	Cap Value Fund	Dividend Value Fund
Aggregate cost of investments	$368,727,792	$45,704,688	$157,353,284

Gross unrealized appreciation	$90,990,558	$22,849,191	$24,340,841
Gross unrealized depreciation	(20,454,462)	(2,345,050)	(7,380,661)

Net unrealized appreciation	$70,536,096	$20,504,141	$16,960,180

The Funds are required to evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Funds as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of September 30, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Funds’ net assets or results of operations. The Funds’ federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Funds’ tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreements and Other Transactions. The Corporation, on behalf of each Fund, has entered into an investment advisory agreement (the Agreement) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreement, Small Cap Dividend Value Fund and Small-Mid Cap Value Fund each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million, and 0.80% in excess of $700 million of the Fund’s average daily net assets. Mid Cap Dividend Value Fund pays the Adviser a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until February 28, 2021 (the Expense Cap Agreement), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, deferred compensation expense, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

	Class A	Class I
Small Cap Dividend Value Fund	1.29%	1.04%
Small-Mid Cap Value Fund	1.39%	1.14%
Mid Cap Dividend Value Fund	1.20%	0.95%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement for the fiscal year ended September 30, 2019. The table below indicates the amount of fees available for recoupment by the Adviser in future periods:

As of September 30, 2019, the cumulative unreimbursed amounts which may be recovered by the Adviser are as follows:

	For the year ended	For the year ended	For the year ended
	September 30, 2017,	September 30, 2018,	September 30, 2019,
	expiring	expiring	expiring
	September 30, 2020	September 30, 2021	September 30, 2022	Total
Small Cap Dividend Value Fund	$115,221	$196,530	$347,914	$659,665
Small-Mid Cap Value Fund	50,863	113,365	127,131	291,359
Mid Cap Dividend Value Fund	118,898	241,278	274,447	634,623

Any waiver or reimbursement is subject to later adjustment during the term of each Fund’s investment advisory agreement to allow Keeley-Teton to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation caps. Keeley-Teton, however, will only be entitled to recoup such amounts for a period of three years following the fiscal year in which such amount was waived or reimbursed.

The Adviser has an administration agreement for each of the Funds with Gabelli Funds, LLC, which has entered into an agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain administrative services to the Funds.

The Board terminated the deferred compensation plan (the DC Plan) effective August 21, 2018. Under the plan, each Independent Director had the ability to defer receipt of all or a portion of his or her compensation. Deferred amounts remained in the Funds until distributed in accordance with the provisions of the DC Plan. The value of a participating Director’s deferral account was based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts were allocated pro rata among all Funds based on average net assets. As a result of the termination, pre-existing deferral account balances were paid out January 7, 2019.

The Corporation pays each Director who is not considered an affiliated person an annual retainer of $10,000 plus $2,000 for each Board meeting attended, and they are reimbursed by the Corporation for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, and the Chairman of the Audit Committee receives a $25,000 annual fee. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Corporation’s Board has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to finance or assist in the financing of any activity primarily intended to result in the sale of Class A shares by G. distributors, LLC (the Distributor), with whom certain officers and directors of the Corporation are affiliated, and to permit the Corporation to compensate the Distributor and other dealers of its shares. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan can be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors.

For the fiscal year ended September 30, 2019, Small Cap Dividend Value Fund – Class A expensed $226,362 in distribution fees, of which $6,786 was paid to the Distributor; Small-Mid Cap Value Fund – Class A expensed $71,119 in distribution fees,

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

of which $2,796 was paid to the Distributor; and Mid-Cap Dividend Value Fund – Class A expensed $53,981 in distribution fees, of which $1,041 was paid to the Distributor. The distribution fees paid to the Distributor are unaudited.

The Corporation has adopted a Shareholder Servicing Agreement for all of its Funds and their Classes. The Corporation has retained the Adviser to serve as the shareholder servicing agent for the Funds pursuant to the Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Adviser a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of the Corporation, including the vote of a majority of the Independent Directors. For the fiscal year ended September 30, 2019, the Adviser received $209,971, $77,069, and $113,632 from Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund, respectively.

5. Portfolio Securities. Purchases and sales (including maturities) of securities during the fiscal year ended September 30, 2019, other than short term securities, are as follows:

	Purchases	Sales
	(excluding U.S.	(excluding U.S.
	Government	Government
	Securities)	Securities)
Small Cap Dividend Value Fund	$212,892,636	$135,065,357
Small-Mid Cap Value Fund	24,229,133	105,194,318
Mid Cap Dividend Value Fund	61,577,962	34,047,912

6. Transactions with Affiliates and Other Arrangements. During the fiscal year ended September 30, 2019, the Distributor retained a total of $14,351 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating each Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the fiscal year ended September 30, 2019, Small Cap Dividend Value Fund, Small-Mid Cap Value Fund, and Mid Cap Dividend Value Fund accrued $49,011, $24,022, and $40,143, respectively, in the Statements of Operations, in connection with the cost of computing these Funds’ NAVs.

As of September 30, 2019, affiliates of the Funds beneficially owned shares of the Funds as set forth below:

	Small Cap	Small-Mid	Mid Cap
	Dividend Value Fund	Cap Value Fund	Dividend Value Fund
Shares	1,977,210	633,547	1,802,496
Percent of total outstanding shares	7.10%	12.00%	23.20%

7. Line of Credit. The Funds participate in an unsecured line of credit, which expires on March 4, 2020 and may be renewed annually, of up to $75,000,000 under which they may each borrow up to 10% of their net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the overnight Federal Funds rate plus 125 basis points or 30 day ICE LIBOR plus 125 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the fiscal year ended September 30, 2019, the Small-Mid Cap Value Fund had average daily borrowings of $140,271, at an average borrowing rate of 3.71%. The maximum daily borrowing during the period was $6,750,000. The Small Cap Dividend Value Fund and Mid Cap Dividend Value Fund did not borrow from the line of credit during the fiscal year.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

8. Capital Stock. The Funds offer two classes of shares - Class A Shares and Class I Shares. The public offering price for Class A Shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I Shares is the net asset value.

Transactions in shares of capital stock were as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2019	2018	2019	2018	2019	2018
	Small Cap Dividend Value		Small-Mid Cap Value		Mid Cap Dividend Value
	Fund		Fund		Fund
Class A
Shares sold	489,360	129,942	60,014	241,844	176,863	655,236
Shares sold in connection with acquisition	16,811,878 (a)	—	—	975,441 (b)	—	—
Shares issued upon reinvestment of distributions	185,745	62,998	325,839	285,079	47,965	8,468
Shares redeemed	(2,179,340)	(626,872)	(1,493,758)	(1,443,551)	(752,733)	(209,874)

Net increase/(decrease) in Class A Shares	15,307,643	(433,932)	(1,107,905)	58,813	(527,905)	453,830

Class I
Shares sold	516,966	1,916,572	424,966	1,444,289	2,432,629	2,130,924
Shares sold in connection with acquisition	9,213,890 (a)	—	—	2,120,631 (b)	—	—
Shares issued upon reinvestment of distributions	545,071	297,044	948,967	662,708	266,105	43,715
Shares redeemed	(2,687,359)	(2,086,032)	(6,205,619)	(2,027,893)	(908,693)	(1,493,766)

Net increase/(decrease) in Class I Shares	7,588,568	127,584	(4,831,686)	2,199,735	1,790,041	680,873

(a) On June 7, 2019, Small Cap Value Fund merged into Small Cap Dividend Value Fund. (See Note 10 of the Notes to Financial Statements.)

(b) On July 27, 2018, All Cap Value Fund merged into Small-Mid Cap Value Fund (See Note 10 of the Notes to Financial Statements.)

9. Indemnifications. The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Reorganization. On July 27, 2018, Small Mid-Cap Value Fund Class A and Class I acquired all the net assets of the All Cap Value Fund Class A and Class I, respectively, pursuant to a plan of reorganization approved by the Corporation’s Board on May 15, 2018. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax free exchange of 975,441 and 2,120,631 shares of Class A and Class I, respectively, of Small Mid-Cap Value (valued at $14,280,989 and $31,739,282 for Class A and Class I, respectively) for all (985,700 and 2,161,174 shares, respectively) of the Class A and I shares outstanding of the All Cap Value Fund on July 27, 2018. For financial reporting purposes, assets received and shares issued by Small Mid-Cap Value were recorded at fair value; however, the cost basis of the investments received from All Cap Value Fund was carried forward to align ongoing reporting of Small Mid-Cap Value’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. All Cap Value’s net assets at that date ($46,020,271), including $7,322,233 of unrealized appreciation, were combined with those of Small Mid-Cap Value Fund. The aggregate net assets of Small Mid-Cap Value Fund immediately before the acquisition were $126,030,609. All costs associated with the plan of reorganization were paid by the Adviser.

On June 7, 2019, Small Cap Dividend Value Fund acquired all the net assets of the Small Cap Value Fund, pursuant to a plan of reorganization approved by the Corporation’s Board on April 4, 2019. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax free exchange of 16,811,878 and 9,213,890 shares of Class A and Class I, respectively, of Small Cap Dividend Value Fund (valued at $266,632,981 and $146,414,615 for Class A and Class I, respectively) for all (12,157,834 and 6,565,394 shares, respectively) of the Class A and I shares outstanding of the Small Cap Value Fund on June 7, 2019. For financial reporting purposes, assets received and shares issued by Small Cap Dividend Value were recorded at fair value; however, the cost basis of the investments received from Small Cap Value Fund was carried forward to align ongoing reporting of Small Cap Dividend Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Small Cap Value Fund’s net assets at that date ($413,047,596), including $54,725,336 of unrealized appreciation, were combined with those of Small Cap Dividend Value Fund. The aggregate net assets of Small Cap Dividend Value Fund immediately before the acquisition were $79,215,494. All costs associated with the plan of reorganization were paid by the Adviser.

KEELEY Funds, Inc.

Notes to Financial Statements (Continued)

The beginning of the annual reporting period of KEELEY Small Cap Dividend Value pro forma results of operations for the year ended September 30, 2019, are as follows:

Net investment income	$5,627,404
Net realized and change in unrealized gain(loss)	(78,564,885)
Net decrease in net assets resulting from operations	(72,937,481)

11. Subsequent Events. Management has evaluated the impact on the Funds of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of KEELEY Funds, Inc. and Shareholders of KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund and KEELEY Mid Cap Dividend Value Fund (constituting KEELEY Funds, Inc., hereafter collectively referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the year ended September 30, 2019, the statements of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2019 and each of the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

November 26, 2019

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

2019 Tax Notice to Shareholders (Unaudited)

KEELEY Small Cap Dividend Value Fund – During the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.4240 and $0.4540 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2019, the Fund paid to shareholders long term capital gains totaling $5,785,342. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2019, 95.78% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 99.82% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 1.44% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

KEELEY Small-Mid Cap Value Fund – During the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income dividends (comprised of net investment income) totaling $0.0344 and $0.0704 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2019, the Fund paid to shareholders long term capital gains totaling $14,560,503. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2019, 71.41% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 73.29% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.86% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

KEELEY Mid Cap Dividend Value Fund – During the fiscal year ended September 30, 2019, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totaling $0.3973 and $0.4552 per share for Class A and Class I, respectively. During the fiscal year ended September 30, 2019, the Fund paid to shareholders long term capital gains totaling $3,964,916. The distributions of long term capital gains have been designated as a capital gain dividend by the Fund’s Board of Directors. For the fiscal year ended September 30, 2019, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations. The Fund designates 100% of the ordinary income distributions as qualified dividend income, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 3.42% of the ordinary income distributions as qualified interest income, pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Keeley Funds

Board Consideration and Re-Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

In determining whether to approve the continuance of the Investment Advisory Agreement and Subadvisory Agreement (together, the Agreements), the Board, including a majority of the Directors who have no direct or indirect interest in the Agreements and are not interested persons of the Funds, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 20, 2019:

In determining whether to approve the continuance of each of the Agreements, the Board considered the following information:

1) The nature, extent, and quality of services provided by the Adviser and the Subadviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Funds, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Funds and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for each Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Funds, the Adviser provided certain non-advisory and compliance services, including services under the Funds’ Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Funds who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Funds who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel.

The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser, and their agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources were adequate, and (v) the Adviser had kept the Board apprised of developments relating to each Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Funds. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Funds.

2) The performance of the Funds, the Adviser, and the Subadviser.

The Board reviewed the investment performance of each Fund, on an absolute basis, as compared with Broadridge peer group of other SEC registered funds, and against each Fund’s broad based securities market benchmarks as reflected in each Fund’s prospectuses and annual report. The Board also considered rankings and ratings of the Funds issued by Broadridge over the short, intermediate, and long term. The Board considered each Fund’s one, three, five, and ten year (where applicable) average annual total return for the periods ended June 30, 2019, but placed greatest emphasis on a Fund’s longer term performance. The peer groups considered by the Board were developed by Broadridge and were comprised of funds within the same Broadridge peer group category (the “Performance Peer Group”). Each Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which each Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace, given each Fund’s investment objectives, strategies, limitations, and restrictions. In reviewing the Funds’ performance, the Board noted that the Mid Cap Dividend Value Fund, on a total return basis, underperformed the Lipper Equity Income Index for the one, three, and five year periods. The Small Cap Dividend Value Fund, on a total return basis, outperformed the Lipper Sm-Cap Value Index for the one and five year periods, and underperformed the benchmark for the three year period. The Small-Mid Cap Value Fund, on a total return basis, underperformed the Lipper Small-Cap Core Index for the one, three, five, and ten year periods. Discussion and questions followed.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out their responsibilities under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Funds to date.

3) The cost of the advisory services and the profits to the Adviser and Subadviser and their affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser, and its affiliates from their relationships with the Funds, the Board considered a number of factors. First, the Board compared the level of the advisory fee for each Fund against comparative Broadridge expense peer groups (“Expense Peer Group”). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Funds and each Expense

Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that each of the Funds operated pursuant to an expense limitation agreement with the Adviser, wherein the Adviser had agreed to waive a portion of its fee or reimburse a Fund for a portion of its expenses necessary to limit the Fund’s total operating expenses to the level set forth in the respective Fund’s prospectus.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Funds and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2018. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to each of the Funds. The Board concluded that the profitability of the Funds to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Funds at higher asset levels. The Board also reviewed data from the Expense Peer Groups to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Funds were to experience significant asset growth. In the event there was to be significant asset growth in the Funds, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Funds. The Board considered that the Adviser does use soft dollars in connection with its management of the Funds.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that each Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of each Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

Keeley Funds

Additional Fund Information (Unaudited)

The business and affairs of the Corporation are managed under the direction of its Board of Directors. Information pertaining to the Directors and officers of the Corporation is set forth below. The Funds’ Statement of Additional Information includes additional information about the Keeley Funds’ Directors and is available, without charge, upon request, by calling 800-422-3554 or by writing to the Keeley Funds at 141, West Jackson Blvd., Suite 2150 Chicago, Illinois 60604.

Name, Position(s), Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTORS[4]:
Nicholas F. Galluccio Co- Chairman and Director 1950	Since 2017	9	President and Chief Executive Officer of Teton Advisors Inc.
(since 2008); Group Managing Director, U.S. Equities (2004-
2008), Managing Director, U.S. Equities (1994-2004), Senior
Vice President (1990-1994) and Vice President (1982-1990)
			of Trust Company of the West (TCW)	Board of Regents of the University of Hartford; Executive Advisory Board of the Columbia Business School Program for Financial Studies

Kevin M. Keeley Co-Chairman, Director, and President 1967	Co-Chairman and Director since 2017 President since 2015	3	Executive Chairman of Keeley-Teton Advisors, LLC (since
2017); President (2015-2017) and Executive Vice President
(2010-2015) of Joley Corp; President (2015-2017) and
Executive Vice President (2010-2015) of Keeley Holdings,
Inc.; President of Keeley Asset Management Corp. (2015-
2017); Senior Vice President of Keeley Asset Management
			Corp. and Keeley Investment Corp. (2010-2015)	Director, Keeley Family Foundation
INDEPENDENT DIRECTORS[5]:

Laura D. Alter Director 1960	Since 2014	3	Retired since 2010; previously Managing Director and, Senior Partner of Fixed Income, Harris Investments (1994- 2010); Fund Manager for Harris Insight family of funds (1994-2010)	—

Anthony S. Colavita Director[6] 1961	Since 2017	18	Attorney, Anthony S. Colavita, P.C. (1988-present)	—

James P. Conn Director 1938	Since 2017	24	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Jerome J. Klingenberger Director 1955	Since 1999	3	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	—

Sean Lowry Director 1953	Since 1999	3	Retired since 2015; formerly Executive Vice President, Pacor Mortgage Corp. (1992-2015)	—

Michael J. Melarkey Director 1949	Since 2017	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Director 1968	Since 2017	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Name, Position(s), Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
John C. Ball Treasurer 1976	Since 2018	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Thomas E. Browne, Jr. Vice President 1963	Since 2018	Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (2009-2017)
Kevin M. Chin Vice President 1965	Since 2015	Portfolio Manager of Keeley-Teton Advisors, LLC (since 2017); Chief Investment Officer of Keeley Asset Management Corp. (2015-2017), Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (2013-2017); previously, Senior Vice President, Portfolio Manager of Cramer Rosenthal McGlynn (1989-2012)

David M. Goldman Secretary 1963	Since 2018	Secretary of Keeley-Teton Advisors, LLC (since 2017); Vice President, Corporate Development and General Counsel of Gabelli Funds, LLC (since 2011) Chief Compliance Officer and General Counsel of Teton Advisors, Inc. (2011-2017)

Deanna B. Marotz Chief Compliance Officer 1965	Since 2015	Chief Compliance Officer of Keeley-Teton Advisors, LLC and Teton Advisors, Inc. (since 2017); Chief Compliance Officer of Keeley Asset Management Corp. (2015-2017); Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2008-2015)

1	Address: 141, West Jackson Blvd., Suite 2150 Chicago, Illinois 60604, unless otherwise noted.

2

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s Amended By-Laws and Amended and Restated Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, i.e., public companies, or other investment companies registered under the Investment Company Act of 1940.

4

“Interested Directors” of the Funds as defined in the 1940 Act. Mr. Galluccio is considered an “interested person” of the Company because of his position as President and Chief Executive Officer of Teton. Mr. Keeley is considered an “interested person” because of his position as Executive Chairman of Keeley-Teton.

5	Directors who are not interested persons are considered “Independent” Directors.

6	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of funds which are part of the Fund Complex.

Keeley Funds and Your Personal Privacy

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

• Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income, and date of birth.

•   Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information, and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic, and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former customers to nonaffiliated third parties, except as permitted by law. G. distributors, LLC. is the Distributor and Keeley-Teton Advisors, LLC. is the Investment Adviser for the Keeley Funds and are both affiliates of the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-800-422-3554. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

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KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

141 West Jackson Blvd., Suite 2150

Chicago, Illinois 60604

General and Account Information:

800-422-3554

fax: 312-786-5003

website: keeleyfunds.com

e-mail: info@keeleyteton.com

Board of Directors

LAURA D. ALTER	NICHOLAS F. GALLUCCIO*	SEAN LOWRY
Former Managing Director and Senior	President and Chief Executive Officer,	Former Executive Vice President,
Partner of Fixed Income,	Teton Advisors, Inc.	Pacor Mortgage Corp.
Harris Investments

ANTHONY S. COLAVITA	KEVIN M. KEELEY*	MICHAEL J. MELARKEY
Attorney, Anthony S. Colavita, P.C.	Executive Chairman and President,	Of Counsel,
	Keeley -Teton Advisors, LLC	McDonald Carano Wilson LLP

JAMES P. CONN	JEROME J. KLINGENBERGER	KUNI NAKAMURA
Former Managing Director and Chief	Executive Vice President and,	President of Advanced Polymer, Inc.
Investment Officer, Financial Security	Chief Financial Officer
Assurance Holdings Ltd.	Grayhill, Inc.

*Interested Directors

Officers

JOHN C. BALL	KEVIN CHIN	DEANNA MAROTZ
Treasurer	Vice President	Chief Compliance Officer
THOMAS E. BROWNE Jr.	DAVID M. GOLDMAN
Vice President	Secretary

Investment Adviser	Distributor
Keeley-Teton Advisors, LLC	G.distributors, LLC
Custodian	Legal Counsel
State Street Bank and Trust Company	Paul Hastings LLP

This report is submitted for the information of the shareholders of the KEELEY Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABKLQ319AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Jerome Klingenberger and Kuni Nakamura are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $130,000 in 2018 and $63,300 in 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2018 and $5,000 in 2019. These fees relate to the review of a change in service provider.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,690 in 2018 and $19,840 in 2019.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2018 and $0 in 2019.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $30,690 in 2018 and $24,840 in 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title)* /s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date 12/04/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kevin Keeley
Kevin Keeley, Principal Executive Officer

Date 12/04/2019

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 12/04/2019

* Print the name and title of each signing officer under his or her signature.